Exhibit (j)
                  Other Material Contracts: Powers of Attorney

                                Power of Attorney

                                 With Respect To

                 First Ameritas Life Insurance Corp. of New York

              Variable Annuity and Variable Life Insurance Products

Kim M. Robak,
whose signature appears below, constitutes and appoints Donald R. Stading and Mitchell Politzer, and any such person(s) as Donald R. Stading may designate in writing directed to the President of First Ameritas Life Insurance Corp. of New York, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for First Ameritas Life Insurance Corp. of New York variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective February 24, 2003 and remains in effect until revoked or revised.

                                /S/ Kim M. Robak
                  --------------------------------------------
                                  Kim M. Robak
                                    Director


                                Power of Attorney

                                 With Respect To

                 First Ameritas Life Insurance Corp. of New York

              Variable Annuity and Variable Life Insurance Products

Kenneth L. VanCleave,
whose signature appears below, constitutes and appoints Donald R. Stading and Mitchell Politzer, and any such person(s) as Donald R. Stading may designate in writing directed to the President of First Ameritas Life Insurance Corp. of New York, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for First Ameritas Life Insurance Corp. of New York variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective February 24, 2003 and remains in effect until revoked or revised.

                            /S/ Kenneth L. VanCleave
                  --------------------------------------------
                              Kenneth L. VanCleave
                                    Director